UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2021 (June 17, 2021)

PAE INCORPORATED
(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38643 (Commission File Number)	82-3173473 (I.R.S. Employer Identification No.)

7799 Leesburg Pike, Suite 300 North
Falls Church, Virginia	22043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 717-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock, par value $0.0001 per share	PAE	The Nasdaq Stock Market
Warrants	PAEWW	The Nasdaq Stock Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 17, 2021, Charles A. Anderson resigned from his position as President of the Global Mission Services business unit of PAE Incorporated (“PAE” or the “Company”). On June 23, 2021, the Board of Directors appointed Clinton Bickett as the Interim President of PAE’s Global Mission Services business unit, effective at the opening of business on July 6, 2021. In addition, the Board resolved that Mr. Bickett, in his capacity as Interim President of PAE’s Global Mission Services business unit, will be deemed an executive officer for purposes of Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will be deemed an officer for purposes of Rule 16a-1(f) of the Exchange Act. Mr. Bickett will continue to serve as the Chief Financial Officer of PAE’s Global Mission Services business unit.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2021, PAE held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters, which are described in detail in the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2021 (the “Proxy Statement”): (i) the election of two nominees to serve as Class I directors on the Board of Directors for a term of three years (“Proposal 1”); (ii) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2021 (“Proposal 2”); (iii) the non-binding advisory vote on the compensation paid to the Company’s named executive officers in 2020, as disclosed in the Proxy Statement (“Proposal 3”); and (iv) the non-binding, advisory vote on the frequency of future advisory votes to approve named executive officer compensation (“Proposal 4”). At the 2021 Annual Meeting, the holders of 76,746,416 votes of the Company’s Class A Common Stock, par value $0.0001 per share, representing 82.461% of the shares of the Company’s Class A Common Stock entitled to vote, were represented in person or by proxy, constituting a quorum.

Set forth below are the final voting results with respect to each of the proposals acted upon at the Annual Meeting, including the number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal:

Proposal 1: Election of Directors

The following two nominees recommended by the Board, each of whom were named in the Proxy Statement, were elected to serve on the Board, to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
John P. Hendrickson	51,185,139	18,264,931	7,296,346
Mary M. Jackson	69,376,878	73,192	7,296,346

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
76,534,526	191,625	20,265	—

Proposal 3: Approval of the compensation of the Company’s named executive officers

The compensation of the Company’s named executive officers was approved on an advisory (non-binding) basis, based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
67,980,739	1,413,799	55,532	7,296,346

Proposal 4: Approval of the frequency with which stockholders are provided an advisory vote on executive compensation

A one-year interval as the frequency with which stockholders are to be provided an advisory vote on executive compensation was approved on an advisory (non-binding) basis, based on the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
69,382,979	3,936	7,078	56,077	7,296,346

The Company is required to provide stockholders with the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers at least once every six calendar years. In light of the vote at the Annual Meeting, the Company has determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required advisory vote on the frequency of such vote, which will occur no later than the Company’s Annual Meeting of Stockholders in 2027.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAE INCORPORATED

Date: June 24, 2021	By:	/s/ Paul W. Cobb, Jr.
Paul W. Cobb, Jr.
Executive Vice President, General Counsel and Secretary